Exhibit 10.1
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                     SOUTHEASTERN BANK FINANCIAL CORPORATION
                          2006 LONG-TERM INCENTIVE PLAN

     1.     Establishment,  Purpose,  Types  of  Awards  and  Duration.

          1.1.     Establishment.  Southeastern  Bank  Financial  Corporation, a
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corporation  organized  and  existing  under  the  laws  of the State of Georgia
(hereinafter called the "Bank"), hereby establishes a long-term incentive plan for key employees, officers, directors and independent contractors providing material services to the Bank, as described herein, which shall be known as the "2006 Long-Term Incentive Plan" (the "Plan").

          1.2.     Purpose.  The  purpose  of the Plan is to enhance stockholder
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investment  by  attracting,  retaining  and  motivating key employees, officers, directors and independent contractors of the Bank, and to encourage stock ownership by such persons by providing them with a means to acquire a proprietary interest in the Bank's success, and to align the interests of management with those of stockholders.

          1.3.     Types  of  Awards.  The  Plan  permits  the  granting  of the
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following  types  of  awards  ("Awards"):

                   -    Non-statutory  Stock  Options.
                   -    Incentive  Stock  Options.
                   -    Restricted  Stock.
                   -    Performance  Shares.

          1.4.     Duration.  The Plan shall become effective on the date of its
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approval  by the Board of Directors of the Bank (the "Effective Date"); provided that this Plan will be submitted to the Bank's stockholders for approval, and if not approved by the stockholders in accordance with Applicable Laws (as determined by the Committee in its discretion) within twelve (12) months from the Effective Date, this Plan and any Awards shall be null, void and of no force and effect. Awards granted under this Plan prior to approval of this Plan by the stockholders shall be granted subject to such approval, and no Shares shall be distributed before such approval. The Plan shall remain in effect, unless sooner terminated by the Board of Directors pursuant to Article 13 hereof, until March 8, 2016; provided that Incentive Stock Options may not be granted under the Plan after March 7, 2016.

     2. Definitions. In this Plan, except where the context otherwise indicates, the following definitions shall apply:

          2.1. "Affiliate" means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or


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cause  the  direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

          2.2. "Applicable Law" means the legal requirements relating to the administration of the Plan under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

          2.3. "Award" means, individually or collectively, a grant under this Plan of Non-statutory Stock Options, Incentive Stock Options, Restricted Stock or Performance Shares.

          2.4. "Award Agreement" means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

          2.5.     "Board"  means  the  Board  of  Directors  of  the  Bank.

          2.6. "Bank" means Southeastern Bank Financial Corporation, a corporation organized and existing under the laws of the State of Georgia and any successor as provided in Section 16.5 hereof.

          2.7. "Change in Control" means the occurrence of any of the following:

               (a) when any "person," as such term is used in Section 13(d) or 14(d) of the Exchange Act (other than the Bank or any subsidiary or any employee benefit plan of the Bank or any subsidiary (including its trustee)), is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly of securities of the Bank representing twenty percent (20%) or more of the combined voting power of the Bank's outstanding securities;

               (b) any transaction or event relating to the Bank required to be described pursuant to the requirements of Item 6(e) of
                    Schedule 14A of Regulation 14A promulgated under the Exchange Act.

               (c) when, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board cease, for any reason, to constitute at least a majority thereof, unless the election or the nomination for election by the Bank's stockholders of each director first elected during such


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                    period  was approved by a vote of at least two-thirds of the directors then still in office who were directors of the Bank at the beginning of any such period; or

               (d) any transaction requiring stockholder approval for the acquisition of the Bank by an entity other than the Bank or any subsidiary through purchase of assets, or by merger, or otherwise.

          2.8.     "Code"  means  the Internal Revenue Code of 1986, as amended.

          2.9. "Committee" means a committee or subcommittee of the Board appointed by the Board to administer this Plan or to make and/or administer specific Awards under this Plan. If no such appointment is in effect at any time, "Committee" shall mean the Board.

          2.10. "Common Stock" means the Common Stock, par value $3.00 per share, of the Bank.

          2.11. "Consultant" means any person, including an advisor or counselor, who is engaged by the Bank or any Affiliate to render services and is compensated for such services.

          2.12. "Covered Employee" means any key Employee who is or may become a "Covered Employee" as defined in Section 162(m) of the Code, or any successor statute, and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) when twenty-five percent (25%) of the Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.

          2.13. "Date of Grant" means the date on which an Award is granted under this Plan.

          2.14. "Director" means any individual who is a member of the Board or who is a member of the board of directors of an Affiliate.

          2.15.     "Disability"  or  "Disabled"  means  an  Eligible Person who

               (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

               (b) has, by reason of any medically determinable physical or mental impairments which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of


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                    not  less  than  3  months  under an accident or health plan covering  employees  of  the  Bank.

          2.16. "Effective Date" means the date described in Section 1.4 hereof.

          2.17.     "Eligible  Person"  means (a) any person who is an Employee,
(b) any person who is hired to be an Employee, (c) any Non-Employee Director, and (d) any independent contractor to the Bank or an Affiliate who is determined by the Committee to render key services to the Bank or an Affiliate.

          2.18. "Employee" means any person determined by the Committee to be an employee of the Bank or an Affiliate.

          2.19. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.20. "Fair Market Value" means as of any date, the value of a Share determined as follows:

               (a) if the Shares are listed on any established stock exchange or a national market system, the Fair Market Value of a Share shall be the closing sales price for such Shares (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of, or the last market trading day prior to, the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable;

               (b) if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of the Shares shall be the mean between the high bid and the low asked prices for the Shares on the day of, or the last market trading day prior to, the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable, or

               (c) in the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Committee using any method or methods which the Committee may deem appropriate.

          2.21. "Incentive Stock Option" means an Option intended to qualify as an incentive stock option under Section 422 of the Code, as designated in the applicable Award Agreement.

          2.22. "Non-Employee Director" means any member of the Bank's or an Affiliate's Board of Directors or Advisory Board of Directors who is not an Employee.


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          2.23.     "Non-statutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement.

          2.24. "Option" means an Award granted pursuant to Article 6 of this Plan.

          2.25. "Option Period" means the period during which an Option may be exercised.

          2.26. "Option Price" means the price per Share at which an Option may be exercised.

          2.27. "Participant" means an Eligible Person who has received an Award hereunder.

          2.28. "Performance-Based Exception" means the performance-based exception, set forth in Section 162(m)(4)(c) of the Code, from the deductibility limitations of Section 162(m) of the Code.

          2.29.     "Performance  Measures"  means  measures  as  described  in
Article 9 on which the performance goals are based and which are approved by the Bank's stockholders pursuant to this Plan in order to qualify Awards for the Performance-Based Exception.

          2.30.     "Performance  Period"  has  the meaning set forth in Section
8.1  hereof.

          2.31.     "Performance  Shares"  means  an  Award  granted pursuant to
Article  8  of  this  Plan.

          2.32. "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and such Shares are subject to a substantial risk of forfeiture, as provided in Article 7 of this Plan.

          2.33. "Person" means, unless otherwise specially defined in the Plan, any natural person, association, trust, cooperative, corporation, general partnership, joint venture, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

          2.34.     "Plan"  means  the  Southeastern  Bank Financial Corporation
2006  Long-Term  Incentive  Plan,  as  amended  from  time  to  time.

          2.35. "Qualifying Performance Criteria" has the meaning set forth in Section 9.1.


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          2.36.     "Reporting Person" means as officer, Director or Ten-Percent
Stockholder of the Bank within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

          2.37.     "Required  Withholding" has the meaning set forth in Article
14.

          2.38. "Restricted Stock" means Shares subject to restrictions imposed pursuant to Article 8 of this Plan.

          2.39.     "Share"  means  a  share  of  Common  Stock.

          2.40. "Ten-Percent Stockholder" means a Participant who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Bank or an Affiliate.

     3.     Administration.

          3.1.     The  Committee.  The  Plan  shall  be  administered  by  the
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Committee,  except  that  any  action taken with respect to grants and awards of securities to and other acquisitions of securities by Reporting Persons under the Plan shall be taken by the Committee only if all of the members of the Committee meet the definition of a "non-employee director" under Rule 16b-3(b)(3) under the Exchange Act or if such grant, award or other acquisition transaction is otherwise structured to be exempt from the provisions of Section 16(b) of the Exchange Act and the rules promulgated thereunder. If all of the members of the Committee are not "non-employee directors," such action shall be taken by a committee or subcommittee of two (2) or more members, all of whom are "non-employee directors," or such transaction otherwise shall be structured to be exempt from the provisions of Section 16(b) of the Exchange Act and the rules promulgated thereunder. Any action taken with respect to executive officers for purposes of meeting the Performance-Based Exception shall be taken by the Committee only if all of the members of the Committee are "outside directors" within the meaning of Code Section 162(m), subject to any applicable transition rules under Code Section 162(m). If all of the members of the Committee are not "outside directors," such action shall be taken by a committee or subcommittee of two (2) or more members, all of whom are "outside directors."

          3.2.     Authority  of  the Committee. Except as limited by law, or by
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the  Articles  of  Incorporation  or  Bylaws  of  the  Bank,  and subject to the provisions  hereof,  the  Committee  shall  have full power to do the following:

               (a) designate the Eligible Persons who shall participate in the Plan;

               (b) determine the sizes, types, terms and provisions of Awards in a manner consistent with the Plan;

               (c) construe and interpret the Plan and any agreement or instrument entered into under the Plan;


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               (d)  establish,  amend,  or  waive  rules and regulations for the
                    Plan's  administration;

               (e) delegate to the chief executive officer of the Bank the power to grant Options and Restricted Shares from time to time to specified categories of Eligible Persons in amounts and on terms to be specified by the Committee;

               (f) delegate to officers, employees or independent contractors of the Bank matters involving the routine administration of the Plan and which are not specifically required by any provision of this Plan of to be performed by the Committee; and

               (g) subject to the provisions of Article 13, amend the terms and provisions of any outstanding Award to the extent such terms and provisions are within the discretion of the Committee as provided in the Plan, including, without limitation, (i) to accelerate the exercisability (including exercisability within a period of less than six months after the Date of Grant) of, and to accelerate or waive any or all of the terms and conditions pplicable to, any Award or any group of Awards for any reason and at any time, including in connection with a Participant ceasing to provide services to the Bank or an Affiliate or otherwise ceasing to be an Eligible Person, provided that any such waiver or acceleration shall be consistent with Article 12; (ii) subject to Articles 6.4 and 6.8, to extend the time during which any Award or group of Awards may be exercised; and
                    (iii) to make such adjustments or modifications to Awards to Participants who are working outside the United States as are advisable to fulfill the purposes of the Plan or to comply with applicable local law.

The Committee shall make all other decisions relating to the operation of the Plan, and all other determinations which may be necessary or advisable for the administration of the Plan. The Board may also authorize one or more officers of the Bank to designate Employees to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board shall specify the total number of Awards that such officers may so award.

          3.3.     Decisions  Binding.  All determinations and decisions made by
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the  Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Bank, its stockholders, Employees, Participants, and their estates and beneficiaries.


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          3.4.     No  Liability;  Indemnification.  Neither  the  Board  or any
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Committee  member,  nor  any  Person acting at the direction of the Board or the
Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Bank and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney's fees) arising out of their good faith performance of duties under the Plan. The Bank and its Affiliates may obtain liability insurance for this purpose.

     4.     Eligibility.

          4.1.     Grant  of  Awards.  Awards  may be granted or awarded only to
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Eligible  Persons.

          4.2.     General  Rule.  Incentive Stock Options may only be issued to
                   --------------
Employees. Incentive Stock Options may be granted to officers or Directors of the Bank or an Affiliate, provided they are also Employees of the Bank or an Affiliate. Payment of a Director's fee shall not be sufficient to constitute employment by the Bank or an Affiliate. Incentive Stock Options shall not be granted under this Plan to any Employee if such grant would result in such Employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under this Plan or any other plan maintained by the Bank, with respect to Shares having an aggregate Fair Market Value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under this Plan exceeds such maximum for any reason other than a failure in good faith to value the Shares subject to such option, the excess portion of such Option shall be considered a Non-statutory Stock Option. To the extent the Employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options under the federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Non-statutory Stock Option.

          4.3.     Limits  on  Awards.  Over  any  period  of  three consecutive
                   -------------------
calendar years, no Participant may receive Awards that relate to more than 50,000 Shares. The Committee will adjust this limitation pursuant to Section
5.3  below.

          4.4.     Replacement Awards. Subject to Applicable Laws (including any
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associated  stockholder  approval  requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant or an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of


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Award,  may  cover  the  same  (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions or such surrendered Award, and may contain any other terms that the Committee deems appropriate.

     5.     Stock  Subject  to  Plan.

          5.1.     Shares Reserved. Subject to adjustment as provided in Section
                   ----------------
of this Plan, the maximum number of Shares that may be issued under this Plan or pursuant to Awards made under this Plan is 250,000 Shares.

          5.2.     Lapsed  Awards.  If  any Award granted hereunder is canceled,
                   ---------------
terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award under the Plan.

          5.3.     Adjustments  in  Authorized  Shares.
                   -----------------------------------

               (a) In the event of any change in corporate capitalization, such as a stock dividend or stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Bank, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Bank, such adjustment shall be made in the number and class of Shares reserved under the Plan, and in the number, class and price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

               (b) To the extent not previously exercised or settled, Options shall terminate immediately prior to the dissolution or liquidation of the Bank.

               (c) In the event that the Bank is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

                    (i) The continuation of the outstanding Awards by the Bank, if the Bank is a surviving corporation;

                    (ii) The  assumption  of  the  outstanding  Awards  by  the surviving  corporation  or  its  parent  or subsidiary;

                   (iii) The  substitution by the  surviving  corporation or its parent or subsidiary of its own awards for the outstanding Awards;


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                    (iv) To  the  extent  provided  for  in  Article  12,  full exercisability, lapsing of restrictions and/or accelerated vesting of the outstanding Awards; or

                    (v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

               (d) Except as provided in this Section 5.3, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Bank of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Option Price or grant price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Bank to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     6.     Stock  Options.

          6.1.     Grant of Options. Options granted under this Plan to Eligible
                   -----------------
Persons shall be either Incentive Stock Options or Non-statutory Stock Options, as designated by the Committee; provided, however, that Incentive Stock Options may not be granted to Eligible Persons who are not Employees.

          6.2.     Award Agreement. Each Option granted under this Plan shall be
                   ----------------
clearly identified either as a Non-statutory Stock Option or an Incentive Stock Option and shall be evidenced by an Award Agreement that specifies the terms and conditions of the grant. Options shall be subject to the terms and conditions set forth in this Article 6 and such other terms and conditions not inconsistent with this Plan as the Committee may specify.

          6.3.     Option  Price.  The  Option  Price shall be determined by the
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Committee, subject to this Section 6.3. The Option Price for an Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to a Participant who is a Ten Percent Stockholder, the Option Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

          6.4.     Term of Options. The Option Period shall be determined by the
                   ----------------
Committee and specifically set forth in the Agreement; provided, however, that an Option shall not be exercisable after ten (10) years (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from its Date of Grant.

          6.5.     Restrictions  on  Transfer.  The  Committee  may  impose such
                   ---------------------------
restrictions on the transfer of Shares acquired pursuant to the exercise of an Option


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granted  under  this  Article  as  it  may  deem  advisable,  including, without limitation,  under  Applicable  Laws.

          6.6.     Exercise  of  Options. The Shares subject to an Option may be
                   ----------------------
purchased in such installments and on such exercise dates as shall be set forth in the Award Agreement. Any Shares not purchased on the applicable exercise date may be purchased thereafter at any time prior to the final expiration of the Option. In no event shall any Option be exercised, in whole or in part, after its expiration date.

          6.7.     Payment.  Options  shall  be  exercised  by the delivery of a
                   --------
written notice of exercise to the Bank, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Bank either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate Option Price (provided that the Shares which are tendered have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b). The Committee also may allow cashless exercise through a registered broker-dealer pursuant to such cashless exercise procedures which are, subject to applicable securities laws restrictions, deemed acceptable by the Committee or by any other means which the Committee determines to be consistent with the Plan's purpose and Applicable Law. As soon as practicable after receipt of a written notification of exercise and full payment, the Bank shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

          6.8.     Termination  of Service. Each Award Agreement with respect to
                   ------------------------
Options granted hereunder shall set forth the extent to which the Participant shall have the right to exercise the Options following termination of the Participant's service with the Bank or its Affiliates, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement, need not be uniform among all Options issued pursuant to this Article, may reflect distinctions based on the reasons for termination of service and may include provisions relating to a Participant's competition with the Bank after termination of service. In that regard, if an Award Agreement permits exercise of an Option following the death of the Participant, the Award Agreement shall provide that such Option shall be exercisable to the extent provided therein by any person that may be empowered to do so under the Participant's will or, if the Participant shall fail to make a testamentary disposition of the Option or shall have died intestate, by the Participant's executor or other legal representative.

          6.9.     Additional  Termination  Provisions  for  Incentive  Stock
                   ----------------------------------------------------------
Options.  No  Incentive Stock Option may be exercised more than three (3) months
-------
after the Participant's termination of employment for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant's termination of employment on account of Disability, unless (a) the Participant dies during such one year period, and (b) the Award Agreement and/or the Committee permit later exercise.

          6.10.     Nontransferability  of  Options.
                    --------------------------------

               (a) Incentive Stock Options. No Incentive Stock Option granted under this Article may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Incentive Stock Options granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

               (b) Non-statutory Stock Options. Except as otherwise provided in an Award Agreement, no Non-statutory Stock Option granted under this Article may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an Award Agreement, all such Options granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

     7.     Restricted  Stock

          7.1.     Grant  of  Restricted  Stock.  Subject  to  the  terms  and
                   -----------------------------
conditions of this Article, and to such other terms and conditions as the Committee may determine, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Eligible Persons in such numbers as the Committee shall determine.

          7.2.     Award  Agreement.  Each  Restricted  Stock  grant  shall  be
                   -----------------
evidenced by an Award Agreement that shall specify the Period or Periods of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

          7.3.     Transferability.  Except  as  provided  in  this Article, the
                   ----------------
Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

          7.4.     Other  Restrictions. The Committee may impose such conditions
                   --------------------
or restrictions on any Shares or Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a certain purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Bank-wide, divisional, or individual), time-based restrictions on vesting following the attainment of the performance goals and restrictions under Applicable Laws. The Bank shall retain the certificates representing Shares of Restricted Stock in the Bank's possession until such time as all conditions and restrictions applicable to such Shares have been satisfied. Except as otherwise provided in this Article or in the applicable Award Agreement, or as otherwise required by law, Shares of Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction.

          7.5.     Voting Rights. During the Period of Restriction, Participants
                   --------------
owning Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to such Shares.

          7.6.     Dividends  and  Other  Distributions.  During  the  Period of
                   -------------------------------------
Restriction, Participants owning Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so owned. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Section 16 under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

          7.7.     Termination  of Service. Each Award Agreement with respect to
                   ------------------------
Restricted Stock granted hereunder shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's service with the Bank or its Affiliates, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, may reflect distinctions based on the reasons for termination of service and may include provisions relating to a Participant's competition with the Bank after termination of service. In amplification but not limitation of the foregoing, in the case of an Award of Restricted Stock to an executive officer which is intended to qualify for the Performance- Based Exception, the Award Agreement may provide that such Restricted Stock may become payable in the event of a termination of service by reason of death, becoming Disabled or a Change in Control, such payment not to occur before attainment of the related performance goal.

     8.     Performance  Shares

          8.1.     Grant  of  Performance  Shares.  Subject  to  the  terms  and
                   -------------------------------
conditions of this Article and to such other terms and conditions as the Committee may determine, Performance Shares may be granted to eligible Employees in such amounts, upon such terms and at such times as shall be determined by the Committee. The number and vesting of Performance Shares granted shall be conditioned upon the degree of attainment of specified performance goals or other conditions over a specified period (the "Performance Period") as determined by the Committee, subject to Section 3.1 hereof. The terms and provisions of an Award of Performance Shares shall be evidenced by an appropriate Award Agreement.

          8.2.     Form  and  Timing  of  Payment  of  Performance  Shares.  The
                   --------------------------------------------------------
Committee shall establish the amount of payment to be made under an Award of Performance Shares if the performance goals or other conditions are met. Such Award shall be expressed in terms of Shares. After the completion of a Performance Period, the performance of the Bank, subsidiary, division or individual, as the case may be, shall be measured against the performance goals or other conditions, and the Committee shall determine whether all, none or a portion of an Award shall be paid. The Committee shall pay any earned Performance Shares as soon as practicable after they are earned in the form of cash, Shares or a combination thereof (as determined by the Committee) having an aggregate Fair Market Value equal to the value of the earned Performance Shares as of the date they are earned. Any Shares used to pay earned Performance Shares may be issued subject to any restrictions deemed appropriate by the Committee. In addition, the Committee, in its discretion, may cancel any earned Performance Shares and grant Stock Options to the Participant which the Committee determines to be of equivalent value based on a conversion formula stated in the applicable Award Agreement. The Committee, in its discretion, may also grant dividend equivalent rights with respect to earned but unpaid Performance Shares as evidenced by the applicable Award Agreement. Performance Shares shall have no voting rights.

          8.3.     Termination  of Service. Each Award Agreement with respect to
                   ------------------------
Performance Shares granted hereunder shall set forth the extent to which the Participant shall have the right to receive unearned Performance Shares following termination of the Participant's service with the Bank and its Affiliates, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreements, need not be uniform among all Performance Shares awarded pursuant to the Plan, may reflect distinctions based on the reasons for termination of service and may include provisions relating to a Participant's competition with the Bank after termination of service.

          8.4.     Nontransferability.  Except as otherwise provided in an Award
                   -------------------
Agreement with respect to Performance Shares granted hereunder, Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant.

     9.     Performance  Measures

          9.1.     Evaluation  of  Performance.  The  number  of Shares or other
                   ---------------------------
benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Bank as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group or index, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares ("Qualifying Performance Criteria"). The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements' discussion and analysis of financial condition and results of operations appearing in the Bank's annual report to stockholders for the applicable year. The Committee shall determine the Qualifying Performance Criteria not later than the 90th day of the Performance Period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

          9.2.     Adjustment  of  Performance-Based  Exception. Awards that are
                   --------------------------------------------
intended to qualify for the Performance-Based Exception may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

          9.3.     Committee Discretion. In the event that applicable tax and/or
                   --------------------
securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 9.1.

     10.     Beneficiary  Designation

Each Participant may, from time to time, designate any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Bank, and will be effective only when filed by the Participant in writing with the Bank during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     11.     Deferrals

The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, the lapse or waiver or restrictions with respect to Restricted Stock, or the satisfaction or any requirements or goals with respect to Performance Shares. If any such deferral election is required or permitted, such deferral shall be made pursuant to a deferred compensation plan that satisfies the requirements of Section 409A of the Code.

     12.     Change  in  Control

Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under Applicable Laws: (i) any and all Options granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term; (ii) any restriction periods and restrictions imposed on Shares of Restricted Stock shall lapse; (iii) the target payout opportunities attainable under all outstanding Awards of Restricted Stock and Performance Shares shall be deemed to have been fully earned for the entire Performance
Period(s) as of the effective date of the Change in Control; and (iv) the vesting of all Awards shall be accelerated as of the effective date of the Change in Control.

     13.     Termination  or  Amendment.

The Board may amend, alter or terminate this Plan in any respect at any time; provided, however, that, after this Plan has been approved by the stockholders of the Bank, no amendment, alteration or termination of this Plan shall be made by the Board without approval of (a) the Bank's stockholders to the extent stockholder approval of the amendment is required by Applicable Laws, if any, and (b) each affected Participant if such amendment, alteration or termination would adversely affect his or her rights or obligations under any Award made prior to the date of such amendment, alteration or termination; provided, further, that no such action of the Board without approval of the stockholders may:

               (a) materially increase the total number of Shares subject to the Plan except as contemplated by Section 5.3 hereof;

               (b) materially increase the benefits accruing to Participants under the Plan;

               (c)  extend  the  term  of  the  Plan;

               (d)  reduce  the  Option  Price  of  outstanding  Options;  or

               (e) materially modify the requirements as to eligibility for participation in the Plan.

     14.     Withholding.

The Bank's obligation to deliver Shares or pay any amount pursuant to the terms of any Award hereunder shall be subject to satisfaction of applicable federal, state and local tax withholding requirements ("Required Withholding"). To the extent provided in the applicable Award Agreement and in accordance with rules prescribed by the Committee, a Participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Bank to withhold Shares otherwise issuable to the Participant; or (c) delivering to the Bank already owned and unencumbered Shares.

     15.     Conditions  Upon  Issuance  of  Shares.

Notwithstanding any other provision of the Plan or any Award Agreement entered into by the Bank pursuant to the Plan, the Bank shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Bank in consultation with its legal counsel.

     16.     General  Provisions.

          16.1.     No  Participation  Rights.  The  establishment  of this Plan
                    --------------------------
shall not confer upon any Eligible Person any legal or equitable right against the Bank, any Affiliate or the Committee, except as expressly provided in this Plan.

          16.2.     No  Employment  Rights.  This  Plan  does  not  constitute
                    -----------------------
inducement or consideration for the employment or service of any Eligible Person, nor is it a contract between the Bank or any Affiliate and any Eligible Person. Participation in this Plan shall not give an Eligible Person any right to be retained in the service of the Bank or any Affiliate.

          16.3.     No  Bar  to  Additional Awards. Neither the adoption of this
                    -------------------------------
Plan nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Bank or its Affiliates to issue, grant, or assume options, warrants, rights, or restricted stock, or other awards otherwise than under this Plan, or to adopt other stock option, restricted stock, or other plans or to impose any requirement of stockholder approval upon the same.

          16.4.     Awards  Not  Subject  to  Creditors.  The  interests  of any
                    ------------------------------------
Eligible Person under this Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in an Agreement.

          16.5.     Successors.  All obligations of the Bank under the Plan with
                    -----------
respect to Awards granted hereunder shall be binding on any successor to the Bank, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all substantially all of the business or assets of the Bank.

          16.6.     Governing  Law.  This  Plan shall be governed, construed and
                    ---------------
administered in accordance with the laws of the State of Georgia, without regard to conflicts of law principles.

          16.7.     Securities  Law  Compliance.  The Committee may require each
                    ----------------------------
person acquiring Shares pursuant to Awards hereunder to represent to and agree with the Bank in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange upon which the Common Stock is then listed or automatic interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

          16.8.     Compliance  with  the  Code.  The  Plan  shall  be governed,
                    ----------------------------
construed and administered in compliance with the deferred compensation provisions of Section 409A of the Code and shall be amended as necessary to maintain compliance with the provisions of Section 409A. The Committee may place such restrictions or provisions in any Award Agreement as may be necessary to comply with the provisions of Section 409A of the Code.

          16.9.     Notification  under Code Section 83(b). If a Participant, in
                    --------------------------------------
connection with any exercise of an Option, or the grant of Restricted Stock, makes the election permitted under Section 83(b) of the Code to include in such Participant's gross income in the year of transfer the amounts specified in
Section 83(b) of the Code, then such Participant shall notify the Bank of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to filing any notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter prior to such an election being made, prohibit a Participant from making such an election.

          16.10.     Requirements  of  Law.  The  Bank  shall not be required to
                     ----------------------
issue any certificate or certificates for Shares with respect to Awards under this Plan, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Board's or Committee's complete satisfaction, with all Applicable Laws.